                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 27, 2001, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of July, 2001.



                                   /s/   Mogens C. Bay
                                  ---------------------------
                                  Mogens C. Bay

                                POWER OF ATTORNEY


         The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 27, 2001, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of July, 2001.



                                   /s/   John T. Chain, Jr.
                                  ---------------------------
                                  John T. Chain, Jr.

                                POWER OF ATTORNEY


         The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 27, 2001, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of July, 2001.



                                   /s/   Charles M. Harper
                                  ---------------------------
                                  Charles M. Harper

                                POWER OF ATTORNEY


         The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 27, 2001, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of July, 2001.



                                   /s/   Robert A. Krane
                                  ---------------------------
                                  Robert A. Krane

                                POWER OF ATTORNEY


         The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 27, 2001, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of July, 2001.



                                   /s/   Mark Rauenhorst
                                  ---------------------------
                                  Mark Rauenhorst

                                POWER OF ATTORNEY


         The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 27, 2001, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of July, 2001.



                                   /s/   Carl E. Reichardt
                                  ---------------------------
                                  Carl E. Reichardt

                                POWER OF ATTORNEY


         The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 27, 2001, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of July, 2001.



                                   /s/   Ronald W. Roskens
                                  ---------------------------
                                  Ronald W. Roskens

                                POWER OF ATTORNEY


         The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 27, 2001, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of July, 2001.



                                   /s/   Marjorie M. Scardino
                                  ---------------------------
                                  Marjorie M. Scardino

                                POWER OF ATTORNEY


         The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 27, 2001, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of July, 2001.



                                   /s/   Walter Scott, Jr.
                                  ---------------------------
                                  Walter Scott, Jr.

                                POWER OF ATTORNEY


         The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 27, 2001, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of July, 2001.



                                   /s/   Kenneth E. Stinson
                                  ---------------------------
                                  Kenneth E. Stinson

                                POWER OF ATTORNEY


         The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 27, 2001, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of July, 2001.



                                   /s/   Clayton K. Yeutter
                                  ---------------------------
                                  Clayton K. Yeutter